INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Income Tax Provision
Details of the Company’s income tax provision are presented below:

In millions of dollars	2021	2020	2019
Current
Federal	$522	$305	$365
Non-U.S.	3,288	4,113	4,352
State	228	440	323
Total current income taxes	$4,038	$4,858	$5,040
Deferred
Federal	$1,059	$(1,430)	$(907)
Non-U.S.	8	(690)	10
State	346	(213)	287
Total deferred income taxes	$1,413	$(2,333)	$(610)
Provision for income tax on continuing operations before noncontrolling interests(1)	$5,451	$2,525	$4,430
Provision (benefit) for income taxes on discontinued operations	—	—	(27)
Income tax expense (benefit) reported in stockholders’ equity related to:
FX translation	(146)	23	(11)
Investment securities	(1,367)	1,214	648
Employee stock plans	(6)	(4)	(16)
Cash flow hedges	(476)	455	269
Benefit plans	240	(23)	(119)
FVO DVA	64	(141)	(337)
Excluded fair value hedges	2	(8)	8
Retained earnings(2)	—	(911)	46
Income taxes before noncontrolling interests	$3,762	$3,130	$4,891

(1)Includes the tax on realized investment gains and impairment losses resulting in a provision (benefit) of $169 million and $(57) million in 2021, $454 million and $(14) million in 2020 and $373 million and $(9) million in 2019, respectively.
(2)2020 reflects the tax effect of ASU 2016-13 for current expected credit losses (CECL). 2019 reflects the tax effect of the accounting change for ASU 2016-02 for lease transactions.

Tax Rate
The reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate applicable to income from continuing operations (before noncontrolling interests and the cumulative effect of accounting changes) for each of the periods indicated is as follows:

	2021	2020	2019
Federal statutory rate	21.0%	21.0%	21.0%
State income taxes, net of federal benefit	2.1	1.3	1.9
Non-U.S. income tax rate differential	1.6	3.5	1.3
Nondeductible FDIC premiums	0.6	1.3	0.4
Tax advantaged investments	(2.3)	(4.4)	(2.3)
Valuation allowance releases(1)	(1.7)	(4.4)	(3.0)
Other, net	(1.5)	0.2	(0.8)
Effective income tax rate	19.8%	18.5%	18.5%

(1)See “Deferred Tax Assets” below for a description of the components.

As set forth in the table above, Citi’s effective tax rate for 2021 was 19.8%, compared to 18.5% in 2020, primarily due to the reduced effect of permanent differences, including the valuation allowance releases, on a much higher level of pretax income.

Deferred Income Taxes
Deferred income taxes at December 31 related to the following:

In millions of dollars	2021	2020
Deferred tax assets
Credit loss deduction	$5,330	$6,791
Deferred compensation and employee benefits	2,335	2,510
U.S. tax on non-U.S. earnings	1,138	1,195
Investment and loan basis differences	2,970	1,486
Tax credit and net operating loss carry-forwards	15,620	17,416
Fixed assets and leases	3,064	2,935
Other deferred tax assets	3,549	3,832
Gross deferred tax assets	$34,006	$36,165
Valuation allowance	$4,194	$5,177
Deferred tax assets after valuation allowance	$29,812	$30,988
Deferred tax liabilities
Intangibles and leases	$(2,446)	$(2,526)
Non-U.S. withholding taxes	(987)	(921)
Interest-related items	—	(597)
Other deferred tax liabilities	(1,590)	(2,104)
Gross deferred tax liabilities	$(5,023)	$(6,148)
Net deferred tax assets	$24,789	$24,840
Unrecognized Tax Benefits
The following is a rollforward of the Company’s unrecognized tax benefits:

In millions of dollars	2021	2020	2019
Total unrecognized tax benefits at January 1	$861	$721	$607
Net amount of increases for current year’s tax positions	97	51	50
Gross amount of increases for prior years’ tax positions	515	217	151
Gross amount of decreases for prior years’ tax positions	(107)	(74)	(44)
Amounts of decreases relating to settlements	(64)	(40)	(21)
Reductions due to lapse of statutes of limitation	(2)	(13)	(23)
Foreign exchange, acquisitions and dispositions	(4)	(1)	1
Total unrecognized tax benefits at December 31	$1,296	$861	$721
The portions of the total unrecognized tax benefits at December 31, 2021, 2020 and 2019 that, if recognized, would affect Citi’s tax expense are $1.0 billion, $0.7 billion and $0.6 billion, respectively. The remaining uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.
Interest and penalties (not included in unrecognized tax benefits above) are a component of Provision for income taxes.

	2021		2020		2019
In millions of dollars	Pretax	Net of tax	Pretax	Net of tax	Pretax	Net of tax
Total interest and penalties on the Consolidated Balance Sheet at January 1	$118	$96	$100	$82	$103	$85
Total interest and penalties in the Consolidated Statement of Income	32	24	14	10	(4)	(4)
Total interest and penalties on the Consolidated Balance Sheet at December 31(1)	214	164	118	96	100	82

(1)Includes $3 million, $4 million and $3 million for non-U.S. penalties in 2021, 2020 and 2019, respectively. Also includes $0 million, $1 million and $1 million for state penalties in 2021, 2020 and 2019, respectively.

As of December 31, 2021, Citi was under audit by the Internal Revenue Service and other major taxing jurisdictions around the world. It is thus reasonably possible that significant changes in the gross balance of unrecognized tax benefits may occur within the next 12 months. The potential range of amounts that could affect Citi’s effective tax rate is between $0 and $500 million.
The following are the major tax jurisdictions in which the Company and its affiliates operate and the earliest tax year subject to examination:

Jurisdiction	Tax year
United States	2016
Mexico	2016
New York State and City	2009
United Kingdom	2016
India	2017
Singapore	2019
Hong Kong	2015
Ireland	2017

Non-U.S. Earnings
Non-U.S. pretax earnings approximated $12.9 billion in 2021, $13.8 billion in 2020 and $16.7 billion in 2019. As a U.S. corporation, Citigroup and its U.S. subsidiaries are currently subject to U.S. taxation on all non-U.S. pretax earnings of non-U.S. branches. Beginning in 2018, there is a separate foreign tax credit (FTC) basket for branches. Also, dividends from a non-U.S. subsidiary or affiliate are effectively exempt from U.S. taxation. The Company provides income taxes on the book over tax basis differences of non-U.S. subsidiaries except to the extent that such differences are indefinitely reinvested outside the U.S.
At December 31, 2021, $6.5 billion of basis differences of non-U.S. entities was indefinitely invested. At the existing tax rates (including withholding taxes), additional taxes (net of U.S. FTCs and valuation allowances) of $1.8 billion would have to be provided if such assertions were reversed.
Income taxes are not provided for the Company’s “savings bank base year bad debt reserves” that arose before 1988, because under current U.S. tax rules, such taxes will become payable only to the extent that such amounts are distributed in excess of limits prescribed by federal law. At December 31, 2021, the amount of the base year reserves totaled approximately $358 million (subject to a tax of $75 million).
Deferred Tax Assets
As of December 31, 2021, Citi had a valuation allowance of $4.2 billion, composed of valuation allowances of $0.8 billion on its general basket FTC carry-forwards, $1.7 billion on its branch basket FTC carry-forwards, $1.0 billion on its U.S. residual DTA related to its non-U.S. branches, $0.6 billion on local non-U.S. DTAs and $0.1 billion on state net operating loss carry-forwards. There was a decrease of $1.0 billion from the December 31, 2020 balance of $5.2 billion. The amount of Citi’s valuation allowances (VA) may change in future years.
In 2021, Citi’s VA for carry-forward FTCs in its branch basket decreased by $0.7 billion and the related VA for the U.S. tax effect on non-U.S. branch temporary differences was unchanged. Of this total branch-related change of $0.7 billion, $0.3 billion impacted the tax provision as discussed below. The remainder of the branch basket-related VA decrease of $0.4 billion was primarily due to carry-forward expirations.
The level of branch pretax income, the local branch tax rate and the allocations of overall domestic losses (ODL) and expenses for U.S. tax purposes to the branch basket are the main factors in determining the branch VA. The allocated ODL was enhanced by significant taxable income generated in the current year. In addition, the global interest rate environment and balance sheet requirements in non-U.S. branches resulted in a lower relative allocation of interest expense to non-U.S. branches. The combination of the factors enumerated resulted in a VA release of $0.2 billion in Citi’s full-year effective tax rate. Citi also released branch basket VA of $0.1 billion with respect to future years, based upon Citi’s Operating Plan and estimates of future branch basket factors, as outlined above.
In Citi’s general basket for FTCs, changes in the forecasted amount of income in U.S. locations derived from sources outside the U.S., in addition to tax examination changes from prior years, could alter the amount of VA that is needed against such FTCs. The VA for the general basket decreased by $0.2 billion to $0.8 billion, primarily due to audit adjustments. Citi continues to look for additional actions that may become prudent and feasible, taking into account client, regulatory and operational considerations.
The VA for U.S. residual DTA related to its non-U.S. branches was unchanged at $1.0 billion. In addition, the non-U.S. local VA was unchanged at $0.6 billion.
The following table summarizes Citi’s DTAs:

In billions of dollars
Jurisdiction/component(1)	DTAs balance December 31, 2021	DTAs balance December 31, 2020
U.S. federal(2)
Net operating losses (NOLs)(3)	$3.2	$3.0
Foreign tax credits (FTCs)	2.8	4.4
General business credits (GBCs)	4.5	3.6
Future tax deductions and credits	8.4	7.9
Total U.S. federal	$18.9	$18.9
State and local
New York NOLs	$1.2	$1.5
Other state NOLs	0.2	0.1
Future tax deductions	1.8	1.7
Total state and local	$3.2	$3.3
Non-U.S.
NOLs	$0.5	$0.6
Future tax deductions	2.2	2.0
Total non-U.S.	$2.7	$2.6
Total	$24.8	$24.8
(1)All amounts are net of valuation allowances.
(2)Included in the net U.S. federal DTAs of $18.9 billion as of December 31, 2021 were deferred tax liabilities of $2.7 billion that will reverse in the relevant carry-forward period and may be used to support the DTAs.
(3)Consists of non-consolidated tax return NOL carry-forwards that are eventually expected to be utilized in Citigroup’s consolidated tax return.

The following table summarizes the amounts of tax carry-forwards and their expiration dates:

In billions of dollars
Year of expiration	December 31, 2021	December 31, 2020
U.S. tax return general basket foreign tax credit carry-forwards(1)
2022	$0.5	$2.3
2023	0.4	0.4
2025	1.5	1.4
2027	1.1	1.2
Total U.S. tax return general basket foreign tax credit carry-forwards	$3.5	$5.3
U.S. tax return branch basket foreign tax credit carry-forwards(1)
2021	$—	$0.7
2022	1.0	1.0
2028	0.6	0.6
2029	0.2	0.2
Total U.S. tax return branch basket foreign tax credit carry-forwards	$1.8	$2.5
U.S. tax return general business credit carry-forwards
2032	$0.4	$0.3
2033	0.3	0.3
2034	0.2	0.2
2035	0.2	0.2
2036	0.2	0.2
2037	0.5	0.5
2038	0.5	0.5
2039	0.7	0.7
2040	0.7	0.7
2041	0.8	—
Total U.S. tax return general business credit carry-forwards	$4.5	$3.6
U.S. subsidiary separate federal NOL carry-forwards
2027	$0.1	$0.1
2028	0.1	0.1
2030	0.3	0.3
2033	1.6	1.5
2034	2.0	2.0
2035	3.3	3.3
2036	2.1	2.1
2037	1.0	1.0
Unlimited carry-forward period	4.6	3.9
Total U.S. subsidiary separate federal NOL carry-forwards(2)	$15.1	$14.3
New York State NOL carry-forwards(2)
2034	$6.6	$8.1
New York City NOL carry-forwards(2)
2034	$7.2	$8.7
Non-U.S. NOL carry-forwards(1)
Various	$1.1	$1.2

(1)Before valuation allowance.
(2)Pretax.
The time remaining for utilization of the FTC component has shortened, given the passage of time. Although realization is not assured, Citi believes that the realization of the recognized net DTAs of $24.8 billion at December 31, 2021 is more-likely-than-not, based upon expectations as to future taxable income in the jurisdictions in which the DTAs arise and consideration of available tax planning strategies (as defined in ASC 740, Income Taxes).
The majority of Citi’s U.S. federal net operating loss carry-forward and all of its New York State and City net operating loss carry-forwards are subject to a carry-forward period of 20 years. This provides enough time to fully utilize the DTAs pertaining to these existing NOL carry-forwards. This is due to Citi’s forecast of sufficient U.S. taxable income and because New York State and City continue to tax Citi’s non-U.S. income.
With respect to the FTCs component of the DTAs, the carry-forward period is 10 years. Utilization of FTCs in any year is generally limited to 21% of foreign source taxable income in that year. However, ODL that Citi has incurred of approximately $15 billion as of December 31, 2021 are allowed to be reclassified as foreign source income to the extent of 50%–100% (at taxpayer’s election) of domestic source income produced in subsequent years. Such resulting foreign source income would support the realization of the FTC carry-forwards after VA. As noted in the tables above, Citi’s FTC carry-forwards were $2.8 billion ($5.3 billion before VA) as of December 31, 2021, compared to $4.4 billion as of December 31, 2020. Citi believes that it will more-likely-than-not generate sufficient U.S. taxable income within the 10-year carry-forward period to be able to utilize the net FTCs after the VA, after considering any FTCs produced in the tax return for such period, which must be used prior to any carry-forward utilization.